UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2018

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100 Las Vegas, NV	89144
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 804-1690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 11, 2018, Marathon Patent Group, Inc., a Nevada corporation (the “Company”), entered into a 2 year Employment Agreement, subject to successive 1 year extension, with Merrick Okamoto (the “Agreement”), pursuant to which Mr. Okamoto will serve as the Executive Chairman and Chief Executive Officer of the Company. Pursuant to the terms of the Agreement, Mr. Okamoto shall receive a base salary at an annual base salary of $350,000 (subject to annual 3% cost of living increase) and an annual bonus up to 100% of base salary as determined by the Compensation Committee or the Board. As further consideration for Mr. Okamoto’s services, the Company agreed to issue Mr. Okamoto ten (10) year stock options to purchase 5,000,000 shares of Common Stock, with a strike price of $0.58 per share, vesting fifty (50%) percent on the date of grant and twenty-five (25%) percent on each six (6) months anniversary of the date of grant provided Mr. Okamoto is still eligible under the Company’s 2018 Executive Incentive Plan (the “2018 Plan”).

Upon termination of employment for any reason, Mr. Okamoto is entitled to additional compensation consisting of base salary, pro rata annual bonus, unused vacation time and reimbursement of expense. Upon termination by the Company other than for cause or by Mr. Okamoto for good reason (as defined in the Agreement) all option awards shall continue to vest in accordance with the vesting schedule and if such termination occurs within 180 days of a change of control (as defined in the Agreement), Mr. Okamoto shall be entitled to enhanced separation benefits consisting of the greater of the Base Salary through the balance of the employment period, as renewed, or 12 months, continued participation in benefit plans and immediate vesting of all stock options/equity awards.

On October 15, 2018, the Company, entered into a 2 year Employment Agreement, subject to successive 1 year extension, with David Lieberman (the “Lieberman Agreement”), pursuant to which Mr. Lieberman will serve as the Chief Financial Officer of the Company. Pursuant to the terms of the Lieberman Agreement, Mr. Lieberman shall receive a base salary at an annual base salary of $180,000 (subject to annual 3% cost of living increase) and an annual bonus up to 100% of base salary as determined by the Compensation Committee or the Board. As further consideration for Mr. Lieberman’s services, the Company agreed to issue Mr. Lieberman ten (10) year stock options to purchase 200,000 shares of Common Stock, with a strike price of $0.58 per share, vesting fifty (50%) percent on the date of grant and twenty-five (25%) percent on each six (6) months anniversary of the date of grant provided Mr. Lieberman is still eligible under the Company’s 2018 Plan.

Upon termination of employment for any reason, Mr. Lieberman is entitled to additional compensation consisting of base salary, pro rata annual bonus, unused vacation time and reimbursement of expense. Upon termination by the Company other than for cause or by Mr. Okamoto for good reason (as defined in the Lieberman Agreement) all option awards shall continue to vest in accordance with the vesting schedule and if such termination occurs within 180 days of a change of control (as defined in the Lieberman Agreement), Mr. Lieberman shall be entitled to enhanced separation benefits consisting of the greater of the Base Salary through the balance of the employment period, as renewed, or 9 months, continued participation in benefit plans and immediate vesting of all stock options/equity awards.

The forgoing descriptions of the principal terms of the Agreement and the Lieberman Agreement are general descriptions only, do not purport to be complete, and are qualified in their entirety by reference to the terms of the Agreement and the Lieberman Agreement attached hereto as Exhibit 10.1 and 10.2, respectively, which are incorporated herein by reference.

On October 12, 2018 the Board adopted the form of Non-Qualified Stock Option Agreement (“NQ Agreement”) providing for the award of options to eligible recipients under the Company’s 2018 Equity Incentive Plan.

The forgoing description of the principal terms of the NQ Agreement is a general description only, does not purport to be complete, and is qualified in its entirety by reference to the terms of the NQ Agreement attached hereto as Exhibit 10.3, which is incorporated herein by reference.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference into Item 3.02.

Grant of Stock Options

On October 12, 2018, the Board approved the issuance of options to purchase shares of the Company’s common stock pursuant to the Company’s 2018 Plan (the “Options”) as follows. Each Option has an exercise price of $0.58, a ten year term and vests fifty (50%) percent on the date of grant and twenty-five (25%) percent following on each six (6) months anniversary of the date of grant provided the awardee is still eligible under the Company’s 2018 Plan.

Name	Number of Options
Merrick Okamoto	5,000,000
David Lieberman	200,000
James Crawford	100,000
Michael Rudolph	50,000
Michael Berg	50,000
Fred Thiel	50,000

The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) thereof, as a transaction by an issuer not involving a public offering.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFI CERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

The information set forth in Item 1.01 and Item 3.02 is incorporated by reference into Item 5.02.

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Description
10.1	Executive Employment Agreement Merrick Okamoto
10.2	Executive Employment Agreement David Lieberman
10.3	Form of Non-Qualified Stock Option Agreement under 2018 Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 16, 2018

MARATHON PATENT GROUP, INC.

By:	/s/ Merrick Okamoto
Name:	Merrick Okamoto
Title:	Chief Executive Officer